UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

May 2, 2023

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

112 NE 41st Street, Suite 106

Miami, FL 33137

Address of principal executive offices

212-739-7700

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 3.02. Unregistered Sales of Equity Securities.

As reported in our Current Report on Form 8-K on February 21, 2023, in connection with entering into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor, pursuant to which the Company will sell to the investor a series of senior secured convertible notes of the Company in the aggregate original principal amount of $5,617,978 (the “Notes”), the Company and holders of the Notes converted the following: (i) on May 2, 2023, a total of $190,000 of principal and interest of the Notes and the Company issued 246,754 shares of common stock upon conversion; (ii) on May 4, 2023, a total of $190,000 of principal and interest of the Notes and the Company issued 243,922 shares of common stock upon conversion; and (iii) on May 5, 2023, a total of $95,000 of principal and interest of the Notes and the Company issued 121,961 shares of common stock upon conversion. A Form D was filed with the SEC on March 3, 2023.

On May 5, 2023, pursuant to the Common Stock Purchase Agreement with Tumim Capital dated November 8, 2022, the Company requested a draw-down and issued shares of common stock and received gross proceeds as follows: 262,798 shares of common stock to Tumim for gross proceeds of $172,614. No general solicitation was used, and a commission of 8% of the total gross proceeds was paid to Benchmark Investments, Inc. pursuant to the Underwriting Agreement between the Company and Kingswood Capital Markets, a division of Benchmark Investments, Inc., f/k/a EF Hutton, dated February 16, 2021. The Company relied on the exemptions from registration available under Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act, in connection with the sales. A Form D was filed with the SEC on November 21, 2022.

Item 8.01 Other Events.

On April 19, 2023, Also pursuant to the Common Stock Purchase Agreement with Tumim Capital dated November 8, 2022, the Company requested a draw-down and issued shares of common stock and received gross proceeds as follows: 195,970 shares of common stock to Tumim for gross proceeds of $144,339.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 10th day of May 2023.

Gaucho Group Holdings, Inc.

By:	/s/Scott L. Mathis
Scott L. Mathis, President & CEO